                   COLLATERAL ASSIGNMENT OF LICENSE AGREEMENT


     THIS COLLATERAL ASSIGNMENT OF LICENSE AGREEMENT dated as of December 6, 1996, executed and delivered by ZYNAXIS VACCINE TECHNOLOGIES, INC., a Pennsylvania corporation (the "Debtor"), in favor of CYTRX CORPORATION, a Delaware corporation (the "Secured Party").

     WHEREAS, the Secured Party is extending a secured loan (the "Secured Loan") to Zynaxis, Inc., a Pennsylvania corporation and the Debtor's parent ("Zynaxis"), which Secured Loan will be guaranteed by the Debtor pursuant to that certain Guaranty dated as of the date hereof (the "Guaranty");

     WHEREAS, the Debtor is party to a certain License Agreement dated July 1, 1987 (as amended, supplemented, restated or otherwise modified from time to time, the "Assigned Agreement") with Southern Research Institute ("Southern"), pursuant to which the Debtor licenses certain technology from Southern; and

     WHEREAS, as a condition to the Secured Party extending the Secured Loan to Zynaxis, the Secured Party has required, among other things, that the Debtor execute and deliver the Guaranty and, in connection therewith, assign to the Secured Party, and grant to the Secured Party a security interest in, the Debtor's right, title and interest in, to and under the Assigned Agreement, as additional security for the Guaranteed Obligations.

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtor, the Debtor agrees as follows:

     Section 1.  Assignment and Security Interest.  As security for the payment
                 --------------------------------
and performance of the Guaranteed Obligations, the Debtor hereby assigns to the Secured Party, and grants to the Secured Party a security interest in (a) all of the Debtor's right, title and interest in, to and under the Assigned Agreement, together with all other documents, instruments, agreements, certificates and opinions delivered in connection with the Assigned Agreement, all as the same may be amended, supplemented, restated or otherwise modified from time to time, (the "Assigned Agreement Documents"), including without limitation, (i) all rights of the Debtor to receive moneys due and to become due to it thereunder or in connection therewith; (ii) all rights of the Debtor to damages arising out of, or for, breach or default in respect thereof and (iii) all rights of the Debtor to perform and exercise all rights and remedies thereunder; (b) all of the Debtor's books and records in any way relating to the Assigned Agreement Documents and (c) all products and proceeds of any of the foregoing (all of the foregoing, collectively the "Collateral").

     Section 2.  Covenants.  The Debtor covenants and agrees as to each Assigned
                 ---------
Agreement Document as follows:

     (a) The Debtor shall at all times duly and punctually perform all of the terms, conditions and covenants of the Assigned Agreement Documents on the Debtor's part to be kept, observed and performed.

     (b) The Debtor will not sell, assign, grant a Lien in, or otherwise transfer to any Person any of the Debtor's right, title or interest in, to or under any of the Collateral.

     (c) The Debtor will not amend or otherwise modify any of the terms of any Assigned Agreement Document, or terminate any Assigned Agreement Document, without the Secured Party's prior written consent.

     (d) The Debtor shall promptly deliver to the Secured Party a copy of any notice or other written communication given by Southern to the Debtor or by the Debtor to Southern under or in connection with any Assigned Agreement Document.

     Section 3.  Representations and Warranties.  The Debtor represents and
                 ------------------------------
warrants to the Secured Party as follows:

     (a) True, correct and complete copies of the Assigned Agreement Documents (including all amendments, supplements and modifications thereto) have been delivered to the Secured Party.

     (b) Each Assigned Agreement Document is in full force and effect and is the legal, valid and binding obligation of the Debtor and Southern, enforceable against the Debtor and Southern in accordance with its terms.

     (c) With the exception of the Debtor's failure to pay royalties as described in letters from Southern to Debtor dated August 21, 1996 and August 27, 1996 (the "Royalty Default"), neither the Debtor nor Southern is in default under any Assigned Agreement Document.

     (d) Except for that certain Development and License Agreement by and between Zynaxis and ALK A/S dated September 21, 1995, the Debtor has not assigned any of its right, title or interest in, to or under any of the Collateral to any Person.

     (e) The Debtor has full authority and the legal right to assign to the Secured Party, and to grant to the Secured Party a security interest in, the Assigned Agreement Documents and the other Collateral and the Debtor has obtained all consents necessary for the valid and binding assignment of and the effectiveness and enforceability of such security interest under this Agreement.

     (f) All of the Collateral is free and clear of all Liens.

     Section 4.  Debtor's Right to Enforce.  So long as no Event of Default
                 -------------------------
shall have occurred, the Secured Party will not exercise or enforce, or seek to exercise or enforce, or avail itself of, any of the rights, powers, privileges, authorizations and benefits assigned and transferred to the Secured Party pursuant to this Agreement, and the Debtor may exercise or enforce, or seek to exercise or enforce, such rights, powers, privileges, authorizations and benefits in conformity with the provisions of this Agreement. If the Debtor shall fail to perform or comply with any term or condition imposed upon the Debtor under any of the Assigned Agreement Documents, or the Debtor shall fail to exercise any right or remedy of the Debtor thereunder, then, without waiving or releasing the Debtor from any of its obligations hereunder or under such Assigned Agreement Document, the Secured Party may (but shall not obligated to) take any action the Secured Party deems necessary or desirable to preserve and protect any of the Debtor's rights thereunder or the Secured Party's rights thereunder; provided, however, that the Secured Party may not take any such action if the Debtor complies with the covenant in Section 8.10 of the Agreement and Plan of Merger and Contribution dated the date hereof to which the Debtor and the Secured Party are parties.

     Section 5.  Remedies.  Upon the occurrence of an Event of Default, the
                 --------
Secured Party shall, at its election, without notice of election and without demand, have the right to do any one or more of the following acts, all of which are hereby authorized by the Debtor: (a) exercise any or all of the rights available to a secured party under the Uniform Commercial Code or any other Applicable Law; (b) exercise any or all of its rights and remedies under the Loan Documents; and (c) through Vaxcel, Inc., a Delaware corporation and a Subsidiary of the Secured Party, exercise any or all of the Debtor's rights under any or all of the Assigned Agreement Documents to the exclusion of the Debtor.

     Section 6.  Secured Party Not Obligated.  Notwithstanding any other
                 ---------------------------
provision of this Agreement to the contrary, the Debtor expressly acknowledges and agrees that it shall continue to observe and perform all of the conditions and obligations contained in the Assigned Agreement Documents to be observed and performed by it, and that neither this Agreement, nor any action taken pursuant hereto, shall cause the Secured Party to be under any obligation or liability in any respect whatsoever to any party to any Assigned Agreement Document or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

     Section 7.  Further Assurances.  At any time and from time to time, upon
                 ------------------
the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor will promptly execute and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

     Section 8.  Rights Cumulative.  The rights and remedies of the Secured
                 -----------------
Party under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies the Secured Party may be selective and no failure or delay by the Secured Party in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     Section 9.  Secured Party Appointed Attorney-in-Fact.  The Debtor hereby
                 ----------------------------------------
irrevocably appoints the Secured Party as the Debtor's attorney-in-fact, with full power of substitution, effective after the occurrence of an Event of Default and for so long thereafter as there are unsatisfied Guaranteed Obligations, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument or document which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement and to exercise any rights and remedies the Secured Party may have under this Agreement or Applicable Law. The power-of-attorney granted hereby is irrevocable and coupled with an interest.

     Section 10.  Expenses.  The Debtor will pay, on demand, all reasonable out-
                  --------
of-pocket expenses incurred by the Secured Party or its assignee in connection with: (a) the collection or enforcement of the Guaranteed Obligations including the reasonable fees and disbursements of counsel to the Secured Party, if such collection or enforcement is done through or by an attorney; and (b) the exercise by the Secured Party or its assignee of any right or remedy granted to it under this Agreement, if a Default or Event of Default has occurred.

     Section 11.  Amendments, Etc.  No amendment or waiver of any provision of
                  ---------------
this Agreement, nor consent to any departure by the Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 12.  Notices.  Notices, requests and other communications required
                  -------
or permitted hereunder shall be given in accordance with the applicable terms of the Security Agreement of even date herewith between the Secured Party and the Debtor.

     Section 13. Continuing Security Interest.  This Agreement shall create a
                 ----------------------------
continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Guaranteed Obligations, (ii) be binding upon the Debtor, its successors and assigns and
(iii) inure to the benefit of the Secured Party, and its successors and assigns. The Debtor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefore.

     Section 14.  Applicable Law; Severability.  THIS AGREEMENT SHALL BE
                  ----------------------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF

THE STATE OF GEORGIA. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     Section 15.  Indemnification.  The Debtor agrees to indemnify and hold the
                  ---------------
Secured Party and its officers, directors, employees, agents and Affiliates harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever, including reasonable attorneys' fees and expenses, brought against or incurred by the Secured Party or its officers, directors, employees, agents and Affiliates in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Secured Party or the Secured Party's assignee of any of its rights and remedies under this Agreement or under any of the Assigned Agreement Documents or any other action taken by the Secured Party or its assignee pursuant to the terms of this Agreement; provided, however, that the indemnity set forth in this Section 15
           --------  -------
shall not apply to the extent that the claim, loss, damage, action, cause of action, liability, cost, expense or suit arises primarily and directly from the gross negligence or willful misconduct of the Secured Party or its assignee.

     Section 16.  Counterparts.  This Agreement may be executed in several
                  ------------
counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

     Section 17.  Benefits.  The terms, covenants and conditions contained
                  --------
herein shall inure to the benefit of the Secured Party, and its successors and assigns, and shall be binding on the Debtor and its successors and assigns.

     Section 18.  Definitions.  Capitalized terms not otherwise defined herein
                  -----------
are used herein as with the respective meanings given them in (i) the Security Agreement of even date herewith between the Debtor and the Secured Party and
(ii) the Senior Secured Note of even date herewith executed by Zynaxis in favor of the Secured Party, as the case may be.

     IN WITNESS WHEREOF, the Debtor has executed and delivered this Collateral Assignment of License Agreement under seal as of the date first written above.

                                        ZYNAXIS VACCINE TECHNOLOGIES, INC.


                                        By:  /s/ Martyn Greenacre
                                           ---------------------------
                                           Title:  President
                                                 ---------------------

                                        ATTEST:


                                        By:
                                           ---------------------------------
                                           Title:
                                                 ---------------------------

                                                (CORPORATE SEAL)

                         ACKNOWLEDGMENT AND AGREEMENT

     The undersigned, Southern Research Institute ("Southern"), acknowledges receipt of a copy of the within and foregoing Collateral Assignment of License Agreement (the "Assignment"). Capitalized terms not otherwise defined herein are used herein with the respective meanings given them in the Assignment.

     NOW, THEREFORE, for good and valuable consideration, including the economic benefit expected to accrue to Southern Research Institute as a result of the proposed transactions between the Debtor and the Secured Party, the receipt and sufficiency of which are hereby acknowledged by Southern, Southern agrees as follows:

     Section 1.  Consent to Assignment.  Southern consents to the execution and
                 ---------------------
delivery of the Assignment by the Debtor and the assignment by the Debtor to the Secured Party, and the grant by the Debtor to the Secured Party of a security interest in, all of the Debtor's right, title and interest in, to and under the Assigned Agreement Documents and the other Collateral upon satisfaction of the following conditions:

     a. the Collateral is subsequently assigned to Vaxcel, Inc., a wholly owned subsidiary of the Secured Party; and

     b. either Debtor or the Secured Party satisfies the monetary obligations of the Debtor to Southern under the Assigned Agreement, including but not limited to: (A) Debtor's obligation to cure the Royalty Default and (B) Debtor's obligations to pay expenses of filing, prosecuting, defending and maintaining patent applications and patents issued thereon.

     Upon receipt by the undersigned of: (i) written notice from the Secured Party that an Event of Default has occurred under the Secured Loan, and (ii) proof of satisfaction of the above conditions that is reasonably satisfactory to the undersigned, the undersigned shall immediately thereupon, and at all times thereafter, permit the Secured Party, at the Secured Party's option, to exercise all of the rights and benefits of the Debtor under or in respect of such Assigned Agreement Documents and the other Collateral which the Secured Party desires to exercise, all to the complete and absolute exclusion of the Debtor. The undersigned acknowledges and agrees that any exercise by the Secured Party of any such rights and benefits shall not discharge or otherwise release the Debtor from any of its obligations under or in respect of any of the Assigned Agreement Documents and the other Collateral.

     Section 2.  Benefits.  This Acknowledgment shall be binding upon the
                 --------
undersigned and its successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Acknowledgment and Agreement under seal as of the date first written above.

                                        SOUTHERN RESEARCH INSTITUTE


                                        By: /s/   John Rouse
                                           -----------------
                                           Title:  President
                                                   ---------